Exhibit 32.1

CERTIFICATION OF
PRINCIPAL EXECUTIVE OFFICER AND
PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Yearly Report of Dynamic Nutra Enterprise Holdings, Inc. (the “Company”) on Form 10-K for the year ended May 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard Wheeler, Principal Executive Officer and Principal Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1. Such Yearly Report on Form 10-K for the year ended May 31, 2013, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Yearly Report on Form 10-K for the year ended May 31, 2012, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 13, 2013

/s/ Richard Wheeler
Richard Wheeler (Principal Executive Officer and Principal Financial Officer)